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                                                                     Exhibit 4.2







                                  SECURITY AND PLEDGE AGREEMENT dated as of
                          , 1995, among ANACOMP, INC., an Indiana corporation (the "Company Grantor"), THE U.S. RESTRICTED SUBSIDIARIES LISTED ON SCHEDULE I, ANY OTHER U.S. RESTRICTED SUBSIDIARIES AS MAY FROM TIME TO TIME BECOME PARTIES HERETO PURSUANT TO SECTION 4.08 (each U.S. Restricted Subsidiary and each such other U.S. Restricted Subsidiary being a "Subsidiary Grantor" and, together with the Company Grantor, the "Grantors"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee") under the indenture dated as of the date hereof (as amended, supplemented or modified from time to time, the "Indenture") relating to the Company Grantor's
                          % Senior Secured Notes due 2002 (the "Notes").


                 In order to secure the performance of the Obligations, the parties hereto are entering into this Agreement regarding the terms and conditions of the Grantors' grant of the Security Interest in the Collateral to the Trustee for the benefit of the Noteholders.


                 NOW, THEREFORE, in consideration of the premises and the other benefits to the Grantors and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                                  Definitions

                 SECTION 1.01. Terms Defined in the Indenture. Capitalized terms used herein (including in the preamble hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
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                                                                             2

                 SECTION 1.02. The following terms, as used herein (including in the preamble hereto), shall have the following meanings:

                 "Agreement" means this Security and Pledge Agreement, as the same may from time to time be amended, supplemented or modified in accordance with its terms and the terms of the Indenture.

                 "Cash Collateral Account" means the account established pursuant to Section 6.03.

                 "Collateral" means, for purposes of this Agreement, any and all personal property of each of the Grantors, whether now owned or hereafter acquired, including, without limitation, any and all (i) Documents, (ii) Equipment (including Fixtures), (iii) General Intangibles, including, without limitation, claims of such Grantor for damages arising out of or for breach of or a default under any contract and the right of such Grantor to perform or to compel performance under any contract and to exercise all remedies thereunder, (iv) Pledged Securities, (v) Accounts Receivable, (vi) Inventory, (vii) Proceeds, (viii) all other goods and personal property of such Grantor, whether tangible or intangible or whether now owned or hereafter acquired, by such Grantor and wherever located and (ix) cash, obligations and any other amounts held from time to time in the Cash Collateral Account.

                 "Copyright License" means any agreement, now or hereafter in effect, granting any right to any Person under any Copyright now or hereafter owned by any of the Grantors or which any of the Grantors otherwise has the right to license, or granting any right to any of the Grantors under any Copyright now or hereafter owned by any Person, and all rights of any of the Grantors under any such agreement.

                 "Copyrights" means all the following: (i) all copyright rights in any work (including, without limitation, computer programs, software, including, without limitation, all source code and object code, development documentation, programming tools, drawings, specifications and data) subject to the copyright laws of the United States or any other country or jurisdiction, whether as author, assignee, transferee,






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         licensee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country or jurisdiction, including, without limitation, registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

                 "Documents" has the meaning given such term under the Uniform Commercial Code, and, in any event includes, without limitation, all instruments, files, records, ledger sheets and documents, whether now owned or hereafter acquired, covering or relating to any of the other Collateral, including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records.

                 "Equipment" has the meaning given such term under the Uniform Commercial Code, and, in any event includes, without limitation, all machinery, equipment, furnishings, vehicles, computers and other electronic data-processing and office equipment, whether now owned or hereafter acquired, by any Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto. The term "Equipment" shall include Fixtures.

                 "Fixtures" means all items of equipment, in all its forms, wherever located, whether now or hereafter owned or acquired, of any Grantor and all parts thereof or accessions thereto that are now or hereafter owned by any Grantor that become so related to particular real estate that an interest in such items of such equipment arises under any real estate law applicable thereto.

                 "General Intangibles" has the meaning given such term under the Uniform Commercial Code, and, in any event includes, without limitation, manuals, blueprints, know-how, warranties and records in connection with the Equipment; all information, customer lists, identification of suppliers, data, plans, blueprints, specification designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials, standards, catalogs, research data, computer and automatic machinery






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         software and programs and the like pertaining to operations by any
         Grantor; all information relating to sales of products now or hereafter manufactured by any Grantor; all accounting information pertaining to any Grantor's operations or any of the Equipment, any other items set forth in this definition and all media in which or on which any of the information or knowledge or data or records relating to such operations or any of such Equipment or any other items set forth in this definition may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all licenses, consents, permits, variances, certifications and approvals of governmental authorities now or hereafter held by any Grantor pertaining to operations now or hereafter conducted by any Grantor; all choses in action and causes of action; and all other intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including, without limitation, corporate or other business records, indemnification claims, contract rights (including, without limitation, all rights of any Grantor under any of the contracts listed on Schedule II), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim or security interest.

                 "Intellectual Property" has the meaning given such term under the Uniform Commercial Code, and, in any event includes, without limitation, any and all Patents, Trademarks, Licenses, Copyrights, mask works, designs, trade secrets, technology, inventions, discoveries and improvements, technical information, confidential and proprietary information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records and all other intellectual property rights, whether or not subject to statutory registration or protection.

                 "License" means any Patent License, Trademark License, Copyright License or other license or sub-license.

                 "Noteholders" means the holders, from time to time, of the Notes.

                 "Obligations" means the Indenture Obligations.






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                                                                               5



                 "Patent License" means any agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention under any Patent, now or hereafter owned or licensable by any of the Grantors, or granting to any of the Grantors any right to make, use or sell any invention under any Patent, now or hereafter owned by any Person, and all rights of any of the Grantors under any such agreement.

                 "Patents" means all the following: (i) all letters patent of the United States or any other country or jurisdiction, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country or jurisdiction, including, without limitation, registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country or jurisdiction; and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including, without limitation, all the foregoing items listed in
         Schedule III.

                 "Perfection Certificate" means the Perfection Certificate substantially in the form of Exhibit A.

                 "Pledged Securities" means (a) all the shares of Capital Stock of the Subsidiary Grantors, (b) all the shares of Capital Stock, subject to Section 5.01(d), of the Foreign Restricted Subsidiaries owned directly by a Grantor, except to the extent, according to an Opinion of Counsel, that the pledge of the Capital Stock of a Foreign Restricted Subsidiary is restricted by the foreign law in which such Foreign Restricted Subsidiary is incorporated and (c) all the promissory notes issued or payable to the Grantors or their order, all such shares and notes being listed on Schedule IV, and shall also include:

                          (i) the certificates and instruments representing the
                 Pledged Securities and any interest of any Grantor in the entries on the books of any financial intermediary pertaining to the Pledged Securities, and all principal, interest, premiums, dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable






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                 or otherwise distributed with respect to or in exchange
                 for or upon the conversion of any or all the Pledged Securities (except as otherwise set forth in Section 5.02);

                          (ii) (1) all additional shares of Capital Stock
                 issued by any Subsidiary Grantor and (2) all additional shares of Capital Stock, subject to Section 5.01(d), issued by any Foreign Restricted Subsidiary (collectively, "Additional Shares"), to the extent such Additional Shares are acquired by any Grantor in any manner, and the certificates representing such Additional Shares and any interest of any Grantor in the entries on the books of any financial intermediary pertaining to such Additional Shares, and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed with respect to or in exchange for any of or all such Additional Shares (except as otherwise set forth in Section 5.02);

                          (iii) (1) all shares of Capital Stock of any Person
                 which, subsequent to the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary Grantor (including, without limitation, as a result of designation as such pursuant to Section 4.15 of the Indenture) and (2) all shares of Capital Stock, subject to Section 5.01(d), of any Person which, subsequent to the date of this Agreement, becomes, as a result of any occurrence, a Foreign Restricted Subsidiary (including, without limitation, as a result of designation as such pursuant to Section 4.15 of the Indenture) (collectively, "Acquired Shares"), to the extent such Acquired Shares are acquired by any Grantor in any manner, and the certificates representing such Acquired Shares and any interest of any Grantor in the entries on the books of any financial intermediary pertaining to such Acquired Shares, and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed with respect to or in exchange for any of or all such Acquired Shares (except as otherwise set forth in Section 5.02);






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                          (iv) all additional promissory notes issued or
                 payable to any Grantor or its order, including, without limitation, intercompany notes (collectively, "Additional Notes"), to the extent such Additional Notes are acquired by any Grantor in any manner, and the certificates and instruments representing such Additional Notes and any interest of any Grantor in the entries on the books of any financial intermediary pertaining to such Additional Notes, and all payments of principal, interest, premium, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed with respect to or in exchange for or upon the conversion of any or all such Additional Notes (except as otherwise set forth in Section 5.02);

                          (v) subject to Section 5.02, all rights and
                 privileges of each Grantor with respect to all the foregoing;
                 and

                          (vi) subject to Section 5.02, all Proceeds of any of
                 the foregoing;

         provided, that in no case shall Pledged Securities include to the extent required by applicable law, directors' qualifying shares.

                 "Potential Payment Event of Default" means any default in the payment of principal, premium or interest when due and payable under the Notes that, after notice or lapse of time or both, would constitute an Event of Default if such payment was not made within the applicable grace or cure period.

                 "Proceeds" has the meaning given such term under the Uniform Commercial Code and, in any event, includes, without limitation, (a) any consideration from the sale, exchange or other disposition of any asset or property that constitutes Collateral (regardless of the form such consideration takes and including, without limitation, all funds and other items of value paid, deposited or credited to or held in the Lockboxes (as defined in the Revolving Credit Agreement as the same may be amended, modified or supplemented from time to time or in any credit agreement that replaces, refunds, renews, repays,






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         refinances or extends such Revolving Credit Agreement) or in the
         Lockboxes (as defined herein)), (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any and all amounts received upon any collection, exchange, transfer, sale or other disposition (whether such disposition is voluntary or involuntary) of any of the Collateral and any property into which any of the Collateral is converted, whether cash or noncash proceeds, including, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto, and (e) any and all other products of, or any rents, profits, income or other amounts from time to time paid or payable under or in connection with any of the Collateral, including, without limitation, any claim of any of the Grantors against any Person for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any of the Grantors or owned by any other Person but with respect to which any of the Grantors now or hereafter has the right to sue and recover for its own account damages for infringement or dilution, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any of the Grantors or owned by any other Person but with respect to which any of the Grantors now or hereafter has the right to sue and recover for its own account damages for infringement or dilution or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any of the Grantors, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by either Grantor or owned by any other Person but with respect to which any of the Grantors now or hereafter has the right to sue and recover for its own account damages for infringement or dilution.






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                 "Properties" means the real property owned or leased by any of the Grantors at the locations listed on Schedule V.

                 "Related Tangible Personal Property" means, with respect to any Intellectual Property, tangible personal property now owned or hereafter acquired by any of the Grantors in which such Intellectual Property is embodied, such as hard copies of computer code and related documentation and copies of computer code and related documentation, stored in any medium, including, without limitation, on disk or tape.

                 "Trademark License" means any agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned or licensable by any of the Grantors, or granting to any Grantor any right to use any Trademark now or hereafter owned by any Person, and all rights of any Grantor under any such agreement.

                 "Trademarks" means all the following: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs, all other names and slogans embodying business or product goodwill (or both) and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including, without limitation, registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or jurisdiction or any political subdivision thereof, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill, including, without limitation, all the foregoing items listed on Schedule VI.






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                                   ARTICLE 2

                           Grant of Security Interest

                 SECTION 2.01. Security Interest. As security for the payment and performance of the Obligations, each of the Grantors hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Trustee, its successors and assigns, for the ratable benefit of the Noteholders, and hereby grants to the Trustee, its successors and its assigns, for the ratable benefit of the Noteholders, a security interest in and a lien on all such Grantor's right, title and interest in, to and under the Collateral, whether now owned and held or hereafter acquired (collectively, the "Security Interest").

                 SECTION 2.02. No Release. Nothing set forth in this Agreement shall relieve any of the Grantors from the performance of any term, covenant, condition or agreement on such Grantor's part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or impose any obligation on the Trustee or any Noteholder to perform or observe any such term, covenant, condition or agreement on any Grantor's part to be so performed or observed or impose any liability on the Trustee or any Noteholder for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in any Collateral Document or in respect of the Collateral or made in connection therewith.


                                   ARTICLE 3

                         Representations and Warranties

                 Each Grantor represents and warrants to and with the Trustee and each Noteholder that:

                 SECTION 3.01. Title and Authority. The Grantors collectively have good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Trustee the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other






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Person other than any consent or approval that has been obtained.

                 SECTION 3.02. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings, registrations or other actions containing a description of the Collateral have been delivered for filing in each governmental, regulatory or other office specified in Schedule III to the Indenture, which are all the filings, recordings, registrations and other actions that are necessary or advisable to publish notice of the, to perfect, preserve and protect the validity of the, and to establish a valid and perfected, security interest in favor of the Trustee (for the ratable benefit of the Noteholders) in respect of all Collateral [(other than Fixtures, except Fixtures appurtenant to the Properties)] in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its States, territories and possessions or any other country or jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration, reregistration or other action is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation or similar statements.

                 SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a valid and enforceable security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filing of all of the filings described in Section 3.02, a perfected security interest in all Collateral [(other than Fixtures, except Fixtures appurtenant to the Properties)] in which a security interest may be perfected by filing, recording, registering or taking other action with respect to a financing statement or analogous document in the United States (or any political subdivision thereof) and its States, territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions or any other country or jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

                 SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any






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Lien, except Permitted Liens.  Other than as otherwise contemplated hereby or by the Intellectual Property Security Agreement, the Grantors have not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code of any jurisdiction or any other applicable laws covering any Collateral or (b) any assignment in which the Grantors assign any Collateral or any security agreement or similar instrument covering any Collateral with any Federal, state or foreign governmental or regulatory authority, body or agency, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect.

                 SECTION 3.05. Pledged Securities. With respect to the Pledged Securities:

                 (a) the shares of Capital Stock constituting Pledged Securities represent that percentage as set forth on Schedule IV of the issued and outstanding shares of each class of the Capital Stock of the issuer with respect thereto; and the Pledged Securities represent all the Capital Stock and promissory notes, subject to
         Section 5.01(d), owned by, or issued or payable to, as the case may be, the Grantors;

                 (b) except for the Security Interest intended to be created hereunder, each Grantor listed as an owner on Schedule IV of Pledged Securities (i) is and will at all times continue to be the direct owner, beneficially and of record, of such Pledged Securities, (ii) holds the same free and clear of all Liens (other than Permitted Liens) and (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on (other than Permitted Liens), the Pledged Securities, other than pursuant hereto or the other Collateral Documents, and each Grantor, subject to Section 5.02, will cause any and all Pledged Securities, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Trustee and pledged or assigned hereunder;

                 (c) each Grantor (i) has the power and authority to pledge its Pledged Securities in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all Persons whomsoever;






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                 (d) no consent of any other Person (including stockholders or creditors of each Grantor) and no consent or approval of any governmental or regulatory authority, body or agency or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                 (e) all the Pledged Securities listed on Schedule IV have been duly authorized and validly issued and, to the extent the Pledged Securities are shares of Capital Stock, are fully paid and nonassessable and all other Pledged Securities will be, when pledged hereunder, duly authorized and validly issued and, to the extent the Pledged Securities are shares of Capital Stock, fully paid and nonassessable;

                 (f) all information set forth herein relating to the Pledged Securities is accurate and complete in all respects as of the date hereof; and

                 (g) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

                 SECTION 3.06. Accounts Receivable. The names of the obligors, amounts owing, due dates and other information with respect to the Accounts Receivable are and shall be correctly stated in all material respects in all records of the Company Grantor relating thereto and in all invoices and reports with respect thereto furnished to the Trustee by the Company Grantor from time to time.

                 SECTION 3.07. Lockboxes. The lockboxes and related accounts identified on Schedule VII are the only lockboxes and lockbox or similar accounts (collectively, the "Lockboxes") to which as of the date hereof the Company Grantor has directed that payments in respect of Accounts Receivable be made by Accounts Receivable debtors.


                                   ARTICLE 4

                                   Covenants

                 Each of the Grantors covenants and agrees from and after the date of this Agreement and until the Obligations






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are paid in full or the Company complies with the provisions of Sections 8.01 and 8.02 of the Indenture, as follows:

                 SECTION 4.01.  Further Documentation, Pledge of Instruments.

                 (i) Each of the Grantors agrees that at any time and from time to time, at the expense of such Grantor, such Grantor shall promptly and duly execute and deliver and effect all further instruments and documents and take all further action that may be necessary or advisable in order to perfect, preserve and protect and assure the first priority Security Interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and compliance with any terms hereof and the filing of any Uniform Commercial Code financing or continuation statements or other appropriate filings, recordings or registrations, including all refilings, recordings and reregistrations, containing a description of the Collateral in each governmental, regulatory or other appropriate office in the United States (or any political subdivision thereof) and its States, territories and possessions and any other country or jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall (to the extent not previously pledged and delivered pursuant to this Agreement) be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. Without limiting the generality of the foregoing, each of the Grantors shall:
         (1) at any reasonable time requested by the Trustee, at the expense of the Grantors, allow the Trustee, or any Person reasonably designated by the Trustee, to inspect the Collateral, all evidence and records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, discuss such Grantor's affairs with the appropriate officers of such Grantor and its independent accountants and verify under reasonable procedures the validity, amount,






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                                                                              15


         quality, quantity, value, condition and status of or any other matter relating to the Collateral; and (2) at the Trustee's request, appear in and defend any action or proceeding that may affect such Grantor's right, title and interest in and to, or the Trustee's Security Interest in and to, any of the Collateral.

                 (ii) Each of the Grantors hereby authorizes the Trustee to file one or more financing or continuation statements or other documents, and amendments, supplements and other modifications thereto, relative to all or any part of the Collateral without the signature of such Grantor, naming such Grantor as debtor and the Trustee as secured party.

                 (iii) Each of the Grantors will promptly prepare and furnish to the Trustee at any time and from time to time duly certified statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Trustee may reasonably request.

                 SECTION 4.02. Notices Regarding Collateral. Each of the Grantors shall advise the Trustee promptly of (i) any Lien (other than Permitted Liens) or claim of a Lien made or asserted against any of the Collateral, (ii) any material adverse change in the condition of the Collateral taken as a whole, (iii) the occurrence of any other event that could have an adverse affect on the Collateral taken as a whole or on the Security Interest created hereunder, (iv) any change in its corporate structure or identity and
(v) any change in, addition to or deletion from any corporate or business name used by such Grantor in the conduct of its businesses or in the ownership of its properties and assets (including, without limitation, any trade name and any name used by such Grantor for billing purposes) and, with respect to any change in any business name used by such Grantor, such Grantor shall have taken all action reasonably satisfactory to the Trustee to maintain the perfection, priority and proof of the Security Interest intended to be created hereunder.

                 SECTION 4.03. Compliance with Laws. Each of the Grantors shall comply with all applicable laws, rules, regulations and orders of any governmental or regulatory authority, body or agency applicable to it or any of its property, business, operations or transactions, a breach of which would have a material adverse effect on the business, properties, operations or financial condition of the Company and its Subsidiaries taken as a whole.

                 SECTION 4.04. Maintenance of Records. Each of the Grantors shall keep and maintain at its own cost and expense satisfactory, accurate and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each of the Grantors will appropriately mark its books and records pertaining to the Collateral to evidence this Agreement and the Security Interest granted hereby.

                 SECTION 4.05. Protection of Security. Each of the Grantors shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Trustee in the Collateral and the priority thereof against any Lien not expressly permitted under the Indenture.

                 SECTION 4.06. Location of Offices. Each of the Grantors shall keep its chief executive offices, its principal place of business and the office where it keeps its evidence and records concerning the Collateral (i) at the location thereof specified in Schedule VIII or (ii) at such new location as any of the Grantors may establish; provided, that, in the case of clause (ii),
(a) such Grantor shall have given to the Trustee not less than three days' prior written notice of its intention to change such location, clearly describing such new location (which shall be in the continental United States of America), providing such other information in connection therewith as the Trustee may request and providing the Trustee with a revised Schedule VIII reflecting such new location and (b) with respect to such new location, such Grantor shall have taken all action satisfactory to the Trustee to maintain the perfection, priority and proof of the Security Interest to be created hereunder. Each of the Grantors shall hold and preserve such evidence and records and shall permit representatives of the Trustee at any time during normal business hours upon reasonable notice to inspect and make abstracts from such evidence and records, each of the Grantors agreeing to render to the Trustee, at such Grantor's cost and expense, all clerical and other assistance as may be reasonably required with regard thereto.

                 SECTION 4.07. Covenants Regarding Collateral Consisting of Intellectual Property. (a) Each Grantor shall not do, nor shall it permit, any act, or omit to do any act, whereby any Patent material to the conduct of such Grantor's business may become invalidated or dedicated to the public.

                 (b) Each Grantor (either itself or through its licensees or its sublicensees) shall, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for no-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any other Person's rights or for the manner of so doing.

                 (c) Each Grantor (either itself or through licensees) shall, for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                 (d) Each Grantor shall notify the Trustee immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country or jurisdiction) regarding such Grantor's ownership of any Patent, Trademark or Copyright material to the conduct of its business, or its right to register the same or maintain the same.

                 (e) If any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright (or for the registration of any patent, Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or jurisdiction or any political subdivision thereof, it shall promptly notify the Trustee of such filing, and, upon request of the Trustee, execute and deliver any and all agreements, instruments, documents and papers as the Trustee may reasonably request to evidence the Trustee's Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Trustee as its attorney-in-fact to execute and file such agreements, instruments, documents or papers for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                 (f) Each Grantor shall take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or jurisdiction or any political subdivision thereof, to maintain and pursue each application relating to the Patents, Trademarks or Copyrights that is material to the conduct of such Grantor's business (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor's business, including, without limitation, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if appropriate under the circumstances (as determined in the exercise of the good business judgment of such Grantor), to initiate opposition, interference and cancelation proceedings against third parties.

                 (g) Following and during the continuance of an Event of Default, each Grantor shall obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all the Grantors' right, title and interest thereunder to the Trustee or its designee.

                 SECTION 4.08. Subsidiary Grantors. If, at any time or from time to time, the Company Grantor or any Subsidiary of the Company creates, forms or acquires, in any manner, directly or indirectly, a U.S. Restricted Subsidiary (including, without limitation, as a result of designation of such pursuant to Section 4.15 of the Indenture), the Company Grantor shall, simultaneous with such creation, formation or acquisition, cause such U.S. Restricted

Subsidiary to become a party hereto by causing such U.S. Restricted Subsidiary to execute and deliver to the Trustee a supplement to this Agreement in the form of Exhibit B. Attached to such supplement shall be cumulatively updated Schedules in the form of Schedules I through VII. If, at any time or from time to time, any Subsidiary Grantor ceases to be a Restricted Subsidiary in a transaction permitted under the Indenture (including, without limitation, by designation as an Unrestricted Subsidiary pursuant to Section 4.15 of the Indenture), such Subsidiary Grantor shall, simultaneously therewith, cease to be a party hereto, and the Trustee shall promptly release the Security Interest created hereunder and under the other Collateral Documents and take all other actions reasonably requested by the Company Grantor, at the expense of the Company Grantor, to evidence such release, including, without limitation, executing appropriate Uniform Commercial Code termination statements in any jurisdiction and delivering the same to the Company Grantor for filing and delivering to such Subsidiary Grantor any Collateral in its possession which is an asset or property of such Subsidiary Grantor. The Company shall update
Schedule VII from time to time to identify any Lockboxes in addition to those identified on Schedule VII on the date hereof to which the Company Grantor has directed that payments in respect of Accounts Receivable be made by Accounts Receivable debtors.

                 SECTION 4.09. Administration of Receivables; Lockboxes. The Company shall service and administer the Accounts Receivables, collect payments due under the Accounts Receivables and charge off any uncollectible Accounts Receivables, in each case in accordance with customary and ordinary practice for similarly situated manufacturing companies. The Company shall update
Schedule VII from time to time to identify any Lockboxes in addition to those identified on Schedule VII on the date hereof to which the Company Grantor has directed that payments in respect of Accounts Receivable be made by Accounts Receivable debtors.

                 SECTION 4.10. Maintenance of Inventory. The Company Grantor shall do all things necessary to maintain, preserve, protect and keep the Inventory in good repair and working and saleable condition as shall be consistent with past practice.


                                   ARTICLE 5

                               Pledged Securities

                 SECTION 5.01. Delivery of Pledged Securities. (a) All Pledged Securities, including, without limitation, all certificates, instruments or other property representing, evidencing or comprising Pledged Securities, shall be delivered to and held by or on behalf of the Trustee, at such office as designated by the Trustee in the City of New York on the date hereof, and shall be accompanied by duly executed stock powers or other instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee.
The Trustee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities at such office as designated by such sub-agent in the City of New York. The Pledged Securities shall be held (in the discretion of the Trustee) in the name of the appropriate Grantor, endorsed or assigned in blank in favor of the Trustee, or endorsed to or assigned in favor of the Trustee or any nominee or nominees of the Trustee or a sub-agent appointed by the Trustee. Each Grantor shall promptly give to the Trustee copies of any notice or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Securities for certificates or instruments of smaller or larger denominations. Any securities, including, without limitation, all Additional Shares, Acquired Shares, Additional Notes and certificates, instruments or other property evidencing, representing or comprising Pledged Securities, not in existence or becoming Pledged Securities subsequent to the date of this Agreement (collectively, "New Pledged Securities") shall be promptly, upon so existing or becoming Pledged Securities, delivered to and held by or on behalf of the Trustee, at the office referred to above, and shall be accompanied by duly executed stock powers or other instruments of transfer or assignment in blank and by such other instruments and documents as the Trustee may reasonably request, all in form and substance satisfactory to the Trustee. Any Grantor acquiring New Pledged Securities shall, upon so acquiring such New Pledged Securities, promptly execute and deliver a supplement to this Agreement in the form of Exhibit C and complete and fully update Schedule IV showing cumulatively all Pledged Securities. Each Grantor shall cause any Indebtedness owed to such Grantor by any Person (including, without limitation, by any other
Grantor) in an amount exceeding $           to be evidenced by a duly executed
promissory note that is pledged and delivered to the Trustee pursuant to the terms hereof.

                 (b) If an issuer of Pledged Securities is incorporated in any country or jurisdiction which does not permit the use of certificates to evidence equity ownership, then the appropriate Grantor shall, to the extent permitted by applicable law, record such pledge on the stock register of the issuer of such Pledged Securities, execute any customary stock pledge forms or other documents necessary to complete the pledge and give the Trustee the right to transfer the Pledged Securities under the terms hereof and provide to the Trustee an Opinion of Counsel, in form and substance satisfactory to it, confirming such pledge.

                 (c) Any or all Pledged Securities held by or for the benefit of the Trustee hereunder may, if an Event of Default has occurred and is continuing, without prior notice, be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may at any time thereafter, without notice, exercise all voting and corporate rights arising under or in connection with any of the Pledged Securities and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if the Trustee were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any of and all the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of any of such Pledged Securities or upon the exercise by any such issuer or the Trustee of any right, privilege or option pertaining to any of the Pledged Securities and, in connection therewith, to deposit and deliver any of and all the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency on such terms and conditions as the Trustee may determine, all without liability except to account for property actually received by it, but the Trustee shall have no duty to the Grantors to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing or for the manner of so doing.

                 (d) Notwithstanding the other provisions hereof, the shares of Capital Stock issued by any Foreign Restricted Subsidiary and owned by any Grantor that shall comprise Pledged Securities hereunder shall be limited to the lesser of: (i) 65% of the total voting power of shares of such Capital Stock entitled to vote in the election of directors, managers or trustees of such Foreign Restricted Subsidiary; and (ii) the percentage of the shares of such Capital Stock equal to the maximum percentage of such shares that can be pledged to the Trustee by such Grantor without constituting an investment of earnings in United States property under Section 956 (or any successor provision) of the Code that would trigger an increase in the gross income of any Grantor or any other Subsidiary of the Grantor pursuant to Section 951 (or any successor provision) of the Code.

                 (e) The Trustee may (but is under no obligation to) do whatever in its reasonable judgment may be necessary or advisable for the purpose of preserving or extending the corporate existence of any corporation whose shares of Capital Stock are included as Pledged Securities, except with respect to (i) any Subsidiary of the Company Grantor which is merged into the Company Grantor and (ii) any Wholly Owned Subsidiary which is merged into any other Wholly Owned Subsidiary, in each case in compliance with the provisions of the Indenture and the other Collateral Documents; provided, that the Trustee shall be under no duty to take any action in respect thereof nor shall it incur any liability for its failure to take any such action. Upon a written request from the Company Grantor to the Trustee stating that a Grantor has no shares of Capital Stock for the purpose of keeping a Subsidiary under its control, other than shares constituting Pledged Securities, the Trustee shall transfer or permit such Grantor to transfer shares of Capital Stock as may be necessary to qualify the requisite number of persons to act as directors of or in any other official relation to the issuer of such shares. In every such case the Trustee may make such arrangements as it shall deem necessary for the protection of the Security Interest intended to be created hereunder in respect of the shares of Capital Stock so transferred. While such shares remain so transferred they shall not be deemed to be Pledged Securities, but when such shares are no longer needed for such qualification purposes they shall immediately be redeposited and repledged and thereupon again become Pledged Securities.

                 SECTION 5.02. Voting Rights; Dividends; etc. (a) As long as no Event of Default or, with respect to paragraph (ii) only, Potential Payment Event of Default, shall have occurred and be continuing:

                 (i) the applicable Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Collateral Documents; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken that would (a) directly or indirectly impair the value of the Collateral, (b) be inconsistent with or violate any provision of this Agreement, the Indenture or the other Collateral Documents, (c) approve any merger or consolidation with or any sale of substantially all or all the property and assets of the issuer of any of the Pledged Securities, except as otherwise permitted under, or not prohibited by, the terms of this Agreement or the Indenture, or (d) materially and adversely affect the rights inuring to a holder of Pledged Securities or the rights and remedies of the Trustee or the Noteholders under any Collateral Document or the ability of the Trustee or the Noteholders to exercise the same;

                 (ii) the applicable Grantor shall be entitled to receive and retain, and to utilize free and clear of the Security Interest intended to be created hereunder or the Lien of any other Collateral Document, any and all cash dividends, principal and interest paid with respect to any of the Pledged Securities, to the extent and only to the extent such payments are permitted by, and otherwise made in accordance with, the terms and conditions of the Collateral Documents; provided, however, that any and all:

                          (1) dividends, principal and interest paid or
                 payable) other than in cash (with respect to, and instruments and other property (other than cash) received, receivable or otherwise distributed with respect to, or in exchange for, or upon conversion of, any Pledged Securities;

                          (2) dividends, principal and interest paid or payable
                 in cash with respect to any such Pledged Securities in connection with a partial or total liquidation or dissolution or, except in the case of such a dividend or other distribution payable by a Wholly Owned Subsidiary, in connection with a reduction of capital, capital surplus or paid-in surplus; and

                          (3) all other distributions, paid or payable with
                 respect to any Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or on redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise;

         shall be forthwith delivered to the Trustee to hold as Collateral, subject to the Security Interest intended to be created hereunder or the Lien of any other Collateral Document and, if received by any Grantor, received in trust for the benefit of the Trustee, segregated from the other property or funds of such Grantor and forthwith delivered to the Trustee as Collateral in the same form as so received (with any necessary endorsement);

                 (iii) in order to permit the applicable Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) and to receive the dividends, principal and interest which it is authorized to receive and retain pursuant to paragraph
         (ii), the Trustee shall, upon written request of the Company Grantor, execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders, powers of attorney and other instruments as such Grantor may reasonably request for such purposes as shall be specified in such Company Grantor request. Until actually paid, all rights to any such dividends, principal and interest shall remain subject to the Security Interest intended to be created hereunder and the Lien of the other Collateral Documents.

                 (b) Following the occurrence and during the continuance of an Event of Default or, with respect to paragraph (ii) only, a Potential Payment Event of Default:

                 (i) unless the Trustee shall have otherwise notified the Company, all rights of the applicable Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.02(a)(i) shall without further action cease, and all such rights shall thereupon without further action become vested in the Trustee who shall thereupon have the sole right to exercise such rights during the continuance of such Event of Default;

                 (ii) all rights of the applicable Grantor to receive the dividends, principal and interest which it would otherwise be entitled to receive and retain pursuant to Section 5.02(a)(ii) shall without further action cease, and all such rights shall thereupon without further action become vested in the Trustee who shall thereupon have the sole right to receive and hold as Collateral such dividends, principal and interest during the continuance of such Potential Payment Event of Default or Event of Default; and

                 (iii) in order to permit the Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5.02(b)(i), and to receive all dividends, principal, premium and interest) which it may be entitled to receive under Section 5.02(b)(ii), the applicable Grantor shall execute and deliver to the Trustee all such proxies, dividend payment orders, powers of attorney and other instruments as the Trustee may request.

                 (c) All dividends, principal and interest which are received by any Grantor contrary to or in violation of the provisions of Section 5.02(b)(ii) shall be received in trust for the benefit of the Trustee, segregated from the other property or funds of such Grantor and forthwith paid over to the Trustee as Collateral in the same form as received by such Grantor (with any necessary endorsement).

                 (d) With the consent of the applicable Grantor, the Trustee may join in any plan of voluntary or involuntary reorganization or readjustment or rearrangement in respect of any issuer of Pledged Securities and may accept or authorize the acceptance of new securities issued in exchange therefor under any such plan. If an Event of Default shall have occurred and be continuing, the Trustee shall be entitled to take such steps without the consent of such Grantor. Any new securities so issued shall be deposited and pledged with the Trustee under this Agreement. If the Trustee does not join in such plan of reorganization or readjustment or rearrangement, unless otherwise provided by applicable law, the Trustee shall receive any monies accruing on or apportioned to such Pledged Securities and such monies shall be held as Trust Monies and paid over or applied by the Trustee as provided in the Indenture and the other Collateral Documents.

                 (e)  Nothing in this Agreement shall prevent:

                 (i) the renewal or extension, without impairment of the Security Interest intended to be created hereunder and the Lien of any other Collateral Document, at the same or at a lower or higher rate of interest, of any of the obligations or indebtedness of any corporation included in the Pledged Securities; or

                 (ii) the issue in substitution for any such obligations or indebtedness constituting Pledged Securities of other obligations or indebtedness of such corporation for equivalent amounts and of substantially equal or superior rank as to security, if any;

provided, however, in the case of clause (i) or (ii), that every such obligation or indebtedness as so renewed or extended shall continue to be subject to the Security Interest intended to be created hereunder and the Lien of any other Collateral Document.


                                   ARTICLE 6

                                  The Trustee

                 SECTION 6.01.  Trustee's Appointment as Attorney-in-Fact.
Each of the Grantors hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each of the Grantors and in the name of the Grantors or in its own name, from time to time in the Trustee's discretion following the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement and the other Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and the other Collateral Documents and, without limiting the generality of the foregoing, hereby gives the Trustee the power and right, on behalf of each of the Grantors, without prior notice to or assent by the Grantors, upon the Trustee's good faith determination that such action is reasonably necessary or advisable to perfect, preserve and protect the Security

Interest intended to be created hereunder and the Lien of any other Collateral Document, to do the following:

                 (i) following the occurrence and during the continuance of an Event of Default or, with respect to the rights granted under Article 5 with respect to the Pledged Securities, a Potential Payment Event of Default, to ask for, demand, collect, receive and give acquittances and receipts for, settle and compromise any and all monies due and to become due under or by virtue of any of the Collateral and, in the name of the applicable Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under or by virtue of any of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Trustee for the purpose of collecting any and all such monies due under or by virtue of any of the Collateral whenever payable;

                 (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral other than as the same may be permitted by the Collateral Documents, to effect any repairs or maintenance on the Collateral or to effect any insurance required by the terms of this Agreement or any other Collateral Document, and to pay all or any part of the costs thereof, including, without limitation, premiums therefor; provided, that each Grantor agrees to reimburse the Trustee on demand for any payment made or any reasonable expense incurred by the Trustee pursuant to the foregoing authorization; provided, further, that the foregoing shall not be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Trustee or any Noteholder to cure or perform, any covenants or other promises of such Grantor with respect to taxes or Liens and maintenance and repairs as set forth herein or in any other Collateral Document; and

                 (iii) on the occurrence and during the continuance of an Event of Default or, with respect to the rights granted under Article 5 with respect to the Pledged Securities, a Potential Payment Event of Default, (1) to direct any Person liable for any payment under or by virtue of any of the Collateral to make payment of any and all monies, amounts and other obligations due and to become due thereunder directly to the Trustee or as the Trustee shall direct; (2) to receive payment of and receipt for any and all monies, amounts and other obligations due and to become due at any time in respect of or arising out of any Collateral; (3) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices relating to the Collateral; (4) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (5) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral if such Grantor fails to do so and such failure may have a materially adverse effect on the rights of the Trustee or the Noteholders hereunder or under any Collateral Document or on the value of the Collateral; (6) to settle, compromise or adjust any suit, action or proceeding described in clauses (4) and (5) and, in connection therewith, to give such discharges or releases as the Trustee may deem appropriate; (7) to communicate with present or future or prospective suppliers, customers or other persons associated with or related to the business of each of the Grantors; and (8) to the extent permitted by law, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Trustee were the absolute owner thereof for all purposes, and to do, at the Trustee's option and the Grantors' expense, at any time, or from time to time, all acts and things that the Trustee deems necessary to protect, preserve, perfect or realize upon the Collateral and the Security Interest, in order to effect the intent of this Agreement and the other Collateral Documents, all as fully and effectively as each of the Grantors might do.

Notwithstanding the provisions of this Section, nothing contained in this Section shall be construed as requiring or obligating the Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Trustee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby. The Trustee shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither the Trustee nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own wilful misconduct, negligence or bad faith. It is understood and agreed that the appointment of the Trustee as the agent and attorney-in-fact of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Grantor of any of its obligations hereunder or under the other Collateral Documents with respect to the Collateral or any part thereof or impose any obligation on the Trustee to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Trustee of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Collateral Document, by law or otherwise. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                 Each of the Grantors hereby ratifies and confirms all that said attorney shall lawfully do or cause to be done by virtue hereof.

                 SECTION 6.02. Release and Substitution of Collateral. No Collateral shall be released from the Security Interest intended to be created hereunder and no assets or property of any kind or nature whatsoever, real, personal or mixed (including Fixtures), whether tangible or intangible, shall be substituted for any of the Collateral, except that the Trustee shall so release or accept substitutions of Collateral in accordance with the provisions of the Indenture, which provisions are hereby incorporated herein by reference as if fully set forth herein.

                 SECTION 6.03. Cash Collateral Account. The Trustee will establish a cash collateral account (the "Cash Collateral Account") to hold all Trust Monies received by it from time to time pursuant to the terms of the Indenture and the other Collateral Documents. The Trust Monies on deposit in the Cash Collateral Account shall be invested, withdrawn, used and otherwise managed as provided in this Agreement and the Indenture.

                 SECTION 6.04. Indemnification of Trustee. Each of the Grantors hereby jointly and severally agrees to indemnify the Trustee for, and hold it harmless against, any and all claims, demands, expenses (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents, experts and counsel), losses, obligations, damages, penalties, actions, judgments, suits, costs, liabilities or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Trustee in its capacity as such in any way relating to or arising out of or in connection with the acceptance and administration of this Agreement, the Indenture, the other Collateral Documents, the Obligations, the Notes or any other documents contemplated by or referred to herein or therein or any of its rights and duties hereunder under any other Collateral Document or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other document or otherwise arising or relating in any manner to the pledges and Security Interests contemplated hereunder and under the Indenture and the other Collateral Documents, except to the extent such claims, demands, expenses, losses, obligations, damages, penalties, actions, judgments, suits, costs, liabilities or disbursements have resulted from the wilful misconduct, negligence or bad faith of the Trustee. Each of the Grantors hereby jointly and severally agrees to pay, and to save the Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.


                                   ARTICLE 7

                                    Remedies

                 SECTION 7.01. Remedies; Rights Upon Default. (a) Following the occurrence and during the continuance of an Event of Default:

                 (i) all payments received by the Grantors under or in connection with any of the Collateral shall be held by such Grantor in trust for the Trustee for the benefit of the Noteholders, shall be segregated from other property and funds of the Grantors and shall forthwith upon receipt by any of the Grantors be paid over to the

         Trustee as Collateral, in the same form as received by such Grantor (with any necessary endorsements);

                 (ii) any and all such payments so received by the Trustee (whether from the Grantors or otherwise) shall be held by the Trustee and applied by it in the manner provided in the Indenture;

                 (iii) each Grantor shall deliver each item of Collateral to the Trustee on demand; and the Trustee shall have the right to seize and take possession (and temporary possession of any non-Collateral in connection with any such repossession, with the right to store, at the Grantors' expense and risk, such non-Collateral), with or without legal process and with or without prior notice or demand for performance, of any Collateral and the evidence and records pertaining to the Collateral (including, without limitation, customer lists, correspondence with present or future or prospective suppliers or customers, advertising materials, credit files, computer tapes, programs, printouts and all other computer materials, records and electronic data processing software) and may enter, without liability for trespass, the premises where they, or any of them, are located for the purpose of effecting such possession or removal; the Trustee shall not be liable to such Grantor for any damage suffered by such Grantor by reason of such entry or seizure unless it results from the Trustee's wilful misconduct, negligence or bad faith; and each of the Grantors hereby agrees jointly and severally to indemnify and hold harmless the Trustee from and against any and all claim, expense or liability that it may incur to any Person by reason of such entry or seizure except to the extent resulting from the Trustee's wilful misconduct, negligence or bad faith; and

                 (iv) the Trustee may hire and maintain on any of the Grantors' premises a custodian or independent contractor selected by the Trustee who shall have full authority to do all lawful acts necessary to protect the Trustee's interest and to report to the Trustee thereon.

                 Each of the Grantors hereby agrees to cooperate with any such Person and to do whatever the Trustee may reasonably request to preserve the Collateral.

                 (b) Following the occurrence and during the continuance of any Event of Default, the Trustee may exercise, in addition to all other rights and remedies granted in this Agreement and in any other Collateral Document, all rights and remedies of a secured party after default under the Uniform Commercial Code or any other applicable law in the applicable jurisdiction. Without limiting the generality of the foregoing, each of the Grantors expressly agrees that in any such event the Trustee may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or on such Grantor or any other Person, all and each of which demands, advertisements and notices are (to the fullest extent permitted by applicable law) hereby expressly waived, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof and may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver, the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Trustee may deem commercially reasonable, irrespective of the affect of any such sales on the market price of the Collateral. The Trustee or any Noteholder shall have the right on any such public sale or sales and, to the extent permitted by law, on any such private sale or sales to purchase the whole or any part of such Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any of the Grantors. Each of the Grantors further agrees to assemble, at the Trustee's request in connection with any such sale, the Collateral and make it available to the Trustee at places that the Trustee selects, whether at such Grantor's premises or elsewhere. The Trustee shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale in the manner provided in the Indenture. Upon any sale of the Collateral by the Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or such officer or be answerable in any way for the misapplication thereof.

                 To the extent permitted by applicable law, each of the Grantors waives all claims, damages and demands against the Trustee or any Noteholder arising out of the repossession, retention or sale of the Collateral. Each of the Grantors agrees that the Trustee need not give more than 10 days' notice (which notice shall be deemed given when mailed) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification, as provided in
Section 9.504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions. No notification need be given to such Grantor if it has signed, after default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Trustee may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Trustee may (in its sole and absolute discretion) determine. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Each of the Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral applied to the Obligations pursuant to the Indenture are insufficient to pay in full in cash all Obligations and each of the Grantors also shall be liable for the reasonable fees and expenses of any attorneys employed by the Trustee and Noteholders to collect any such deficiency. For purposes hereof,
(a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Trustee shall be free to carry out such sale pursuant to such agreement and (c) any Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Trustee may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9.504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                 (c) To the fullest extent that it may lawfully do so, each of the Grantors agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of any appraisal, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Obligations and hereby expressly waives all benefit or advantage of any such laws and covenants and that it will not hinder, delay or impede the execution of any power granted or delegated to the Trustee in this Agreement or any other Collateral Document but will suffer and permit the execution of every such power as though no such laws were in force.

                 SECTION 7.02. Private Sales. (a) Each of the Grantors recognizes that the Trustee may be unable to effect a public sale of any part of or all the Collateral by reason of certain prohibitions contained in the Securities Act and the rules and regulations thereunder and applicable state securities or "blue sky" laws. The Trustee is hereby authorized at any one or more private sales (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each of the Grantors acknowledges and agrees that any such private sale may result in proceeds and other terms less favorable to the seller than if such sale were a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration under the Securities Act) and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Trustee shall be under no obligation to engage in public sales or delay a sale of any of the Collateral for the period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so; provided, however, in the event that the Trustee determines that it is advisable to register under or otherwise comply in any way with the Securities Act or any similar Federal or state law, or if such registration or compliance is required with respect to all or any part of the Collateral prior to the sale thereof by the Trustee, such Grantor shall use its best efforts to cause such registration to be effectively made and shall cause the issuer of any Pledged Securities to enter into an underwriting agreement containing customary provisions, including, without limitation, customary indemnification provisions, and to make any and all other customary arrangements to facilitate the public offering of the Collateral through the registration of such Collateral in accordance with the Securities Act at the expense of such Grantor, and shall reimburse the Trustee and the Noteholders for any and all expense incurred by any of them, including, without limitation, reasonable attorneys' and accountants' fees and expenses, printing fees and filing fees in connection therewith.

                 (b) Each of the Grantors recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any foreign government or regulatory authority, agency or body, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such foreign government or regulatory authority, agency or body. Each of the Grantors acknowledges that any such sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales.

                 (c) Each of the Grantors further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of any portion of or all the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators, regulators or governmental bodies, authorities or agencies having jurisdiction over any such sale or sales, all at such Grantor's expense. Such Grantor shall and shall cause each issuer of any Pledged Securities to be sold hereunder from time to time to furnish to the Trustee all such information as the Trustee may request in order to determine the number of shares, notes and other instruments included in the Collateral which may be sold by the Trustee as exempt transactions under the Securities Act and the rules and regulations thereunder, as the same are from time to time in effect.

                 (d) Each of the Grantors agrees that a breach of any of the covenants contained in this Article will cause irreparable injury to the Trustee and the Noteholders, that the Trustee and the Noteholders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Article shall be specifically enforceable against each of the Grantors, and, to the extent that it may lawfully do so, each of the Grantors hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

                 SECTION 7.03. Authorization to Issuers. Each Grantor hereby authorizes and instructs, and shall cause, each issuer of any Pledged Securities to comply with any written instruction received by such issuer from the Trustee that states that a Potential Payment Event of Default or an Event of Default has occurred and is continuing and that is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that such issuers shall be fully protected in so complying.

                 SECTION 7.04. Grant of License to Use Intellectual Property. For the purpose of enabling the

Trustee to exercise rights and remedies under this Article at such time as the Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Trustee (solely in its capacity as Trustee) an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license (in each case to the fullest extent of the Grantors' rights to do so) any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, including, without limitation, in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Trustee shall be exercised, at the option of the Trustee, upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sub-license or other transaction entered into by the Trustee in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                 SECTION 7.05. Intercreditor Agreement. The Company shall have the right to cause the Trustee to execute and deliver a replacement intercreditor agreement (a "Replacement Intercreditor Agreement") to the Intercreditor Agreement dated as of the date hereof among The First National Bank of Chicago, as agent for the lenders under the Revolving Credit Facility, and the Trustee (the "Original Intercreditor Agreement") or to any Replacement Intercreditor Agreement (the Intercreditor Agreement and any Replacement Intercreditor Agreement being herein collectively referred to as the "Intercreditor Agreement") with any entity acting as collateral agent (a "Refinancing Agent") for any lender or group of lenders that refinance, refund, renew, replace, repay or extend all or any portion of the obligations under the Revolving Credit Facility or any other revolving credit facility permitted under the Indenture, no later than six months after the satisfaction in full of such obligations and the termination of all commitments thereunder (a "Refinancing"); provided, however, (i) such Refinancing shall not violate the terms of the Indenture, (ii) the Refinancing Agent is to have a security interest in all or a portion of the Working Capital Collateral, and the Replacement Intercreditor Agreement only covers such common collateral, and
(iii) the Trustee shall have received at least 15 days prior notice of such Refinancing and shall have received at least 5 days prior to executing the Replacement Intercreditor Agreement a copy of the Replacement Intercreditor Agreement. The Replacement Intercreditor Agreement shall be on the same terms and conditions as the Original Intercreditor Agreement.


                                   ARTICLE 8

             Lockboxes; Proceeds; Collection of Accounts Receivable

                 SECTION 8.01. Contingency of Article 8. This Article shall only apply to the extent an Intercreditor Agreement shall not be in effect with respect to all or any portion of the Accounts Receivable. All references to Accounts Receivable under this Article shall be Accounts Receivable that are not so subject to an Intercreditor Agreement.

                 SECTION 8.02. Lockboxes. The Company shall, for the benefit of the Trustee, at all times maintain one or more Lockboxes with such banks ("Lockbox Banks") as have entered into lockbox agreements with the agent under the Revolving Credit Agreement or any revolving credit facility permitted under
Section 4.03 of the Indenture and the Company Grantor. The Company Grantor shall direct all obligors on all Accounts Receivable to make payments in respect thereof to a Lockbox. The Company Grantor shall immediately deposit in a Lockbox all cash payments made for Inventory or in respect of Accounts Receivable in the identical form in which such payment was made, whether by cash or check. The Company Grantor, and any of its Affiliates, employees, agents or other Persons acting for or in concert with the Company Grantor, shall, acting for the benefit of and as agent for the Trustee, receive, as the sole and exclusive property of the Noteholders (subject to the right of the Company Grantor to excess proceeds pursuant to Section 8.03 and Section 6.10 of the Indenture), any monies, checks, notes, drafts or any other payments relating to or proceeds of Accounts Receivable or other Collateral which come into the possession or under the control of the Company Grantor or any of its Affiliates, employees, agents or other Persons acting for or in concert with the Company Grantor, and immediately upon receipt thereof, the Company Grantor or such Persons shall deposit the same or cause the same to be deposited, in kind, in a Lockbox.

                 SECTION 8.03. Directed Funds. From and after the date upon which a Default or Potential Payment Event of Default has occurred, the Trustee shall direct the Lockbox Banks to forward to the Trustee all amounts from time to time deposited in the Lockboxes. The Trustee shall promptly apply such funds as set forth in Section 6.10 of the Indenture.

                 SECTION 8.04. Collection of Accounts Receivable. The Trustee may at any time when a Default or a Potential Payment Event of Default has occurred and is continuing in its sole discretion upon written notice to the Company Grantor, elect to require that the Accounts Receivable be paid directly to the Trustee. In such event, the Company Grantor shall, and shall permit the Trustee to, promptly notify the account debtors or obligors under the Accounts Receivable of the Trustee's interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the Accounts Receivable directly to the Trustee. Upon receipt of any such notice from the Trustee, the Company Grantor shall thereafter hold in trust for the Trustee all amounts and proceeds received by it with respect to the Accounts Receivable and other Collateral and immediately and at all times thereafter deliver to the Trustee all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Agent shall hold and apply funds so received as provided by the terms of Sections 8.06 and 8.07.

                 SECTION 8.05. Special Collateral Account. Subject to Section 8.03, the Trustee may require all cash proceeds received by the Trustee under this Article to be deposited in a special interest-bearing cash collateral account with the Trustee and held there as security for the Obligations. Prior to a Default or Potential Payment Event of Default, the Company Grantor, upon advance written notice to the Trustee, may direct investment of the collected balances in such cash collateral account to the extent such investments are Permitted Investments; provided, however, upon the occurrence and during the continuance of a Default or Potential Payment Event of Default, the Company Grantor shall have no control whatsoever over such cash collateral account or the investment thereof. The Trustee shall apply the collected balances as set forth in Article 11 of the Indenture.

                 SECTION 8.06. Application of Proceeds. Subject to Section 8.03, the proceeds maintained in the Lockboxes shall be applied by the Trustee pursuant to the terms of Article 11 of the Indenture.


                                   ARTICLE 9

                                 Miscellaneous

                 SECTION 9.01. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or on the Grantors or the Trustee (a) shall be in writing and (b) shall be given or made, if to (1) any Grantor, 11550 North Meridian Street, Carmel, Indiana 40632, Attention:
Gary Bilsland, and (2) the Trustee, at The Bank of New York, 101 Barclay Street, 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration; or at such other address as any of such party may hereafter specify to each of the other parties in writing, and (unless otherwise specified herein) shall be deemed delivered upon receipt, if delivered by hand, or five Business Days after mailing, and all mailed notices shall be by first-class mail, postage prepaid.

                 SECTION 9.02. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Collateral Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 SECTION 9.03. No Waiver; Remedies Not Exclusive. (a) The Trustee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing signed by the Trustee, and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Trustee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Trustee hereunder and under the other Collateral Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. The rights and remedies hereunder provided may be exercised singly or concurrently, from time to time as often as may be deemed expedient by the Trustee. No right or remedy conferred upon or reserved to the Trustee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and shall be in addition to every other right and remedy given under this Agreement or now or hereafter existing at law or in equity.

                 (b) In the event the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Grantors and the Trustee shall, to the extent permitted by applicable law, be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Trustee shall continue as if no such preceding had been instituted.

                 SECTION 9.04. Amendments, Etc. This Agreement may not be amended, supplemented or modified except in accordance with the terms of the Indenture; provided, that this Agreement may be amended, supplemented and modified in connection with the addition or deletion of Subsidiary Grantors as parties hereto as provided in
Section 4.08 and in connection with the pledging of additional Collateral by any Grantor as provided in Section 5.01(a); provided, further, that no amendment, supplement or modification described in the previous proviso of this sentence shall adversely affect the interests of the Noteholders.

                 SECTION 9.05. Termination. Upon payment in full in cash of all the Obligations or upon compliance by the Company Grantor with the provisions of Sections 8.01 and 8.02 of the Indenture, this Agreement shall terminate and the Trustee shall reassign and redeliver to each of the Grantors all their respective Collateral hereunder which has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms hereof or of any other Collateral Document. Such reassignment and redelivery shall be without warranty by or recourse to the Trustee and shall be at the expense of the Grantors. At such time, this Agreement shall no longer constitute a Lien upon any of the Collateral and the Trustee shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents that the Grantors shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Trustee. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned, upon the insolvency, bankruptcy or reorganization of any Grantor, or otherwise, all as though such payment had not been made and, if applicable, this Agreement had never been terminated.

                 SECTION 9.06. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT HEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY HEREOF UNDER THE LAW OF THE STATE OF NEW YORK.

                 SECTION 9.07.  Consent to Jurisdiction and Service of Process.
(a)  Each Grantor hereby irrevocably and
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Collateral Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Trustee may otherwise have to bring any action or proceeding relating to this Agreement or the other Collateral Documents against any Grantor or its properties in the courts of any jurisdiction.

                 (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Collateral Documents in any New York State or Federal court of the United States of America sitting in the City of New York, or any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 (c)  Each of the Grantors designates and appoints [         ],
or such other Person as may hereafter be selected by such Grantor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Grantors to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company Grantor at the address set forth in Section 9.01, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by any Grantor refuses to accept service, such Grantor hereby agrees that service upon it by mail shall constitute sufficient notice.
Nothing herein shall affect
the right to serve process in any other manner permitted by law or shall limit the right of the Trustee to bring proceedings against any of the Grantors in the courts of any other jurisdiction.

                 SECTION 9.08. Waiver of Hearing. To the extent it may lawfully do so, each of the Grantors expressly waives any constitutional or other right to a judicial hearing prior to the time the Trustee takes possession or disposes of the Collateral as provided in Article 7.

                 SECTION 9.09. Conflicts with TIA; Indenture. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the TIA, such required provision shall control. If any provision hereof conflicts with any provision of the Indenture, the provision set forth in the Indenture shall control.

                 SECTION 9.10. Survival of Obligations. All obligations set forth in Sections 2.02, 6.04 and 9.14 shall survive the execution, delivery and termination of this Agreement and all other Collateral Documents and the payment in full in cash of all Obligations or the compliance by the Company with the provisions of Sections 9.01 and 9.02 of the Indenture.

                 SECTION 9.11. Successors and Assigns. Subject to Section 9.15, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Grantor that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                 SECTION 9.12. Counterparts. This Agreement may be executed in any number of separate counterparts, and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

                 SECTION 9.13. Descriptive Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                 SECTION 9.14. Expenses. The Grantors agree to pay to the Trustee, from time to time, upon demand, all reasonable fees, costs and expenses of the Trustee

(including, without limitation, the reasonable expenses, fees and disbursements of its counsel, experts and agents) incurred by the Trustee or arising in connection with (a) the preparation, execution, delivery, administration, modification, amendment or termination of this Agreement or the enforcement of any of the provisions hereof, (b) the custody or preservation and protection of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the preservation, protection, defense, exercise or enforcement of any of the rights of the Trustee hereunder and in and to the Collateral or
(d) the failure by any of the Grantors to perform or observe any of the provisions hereof. When the Trustee incurs expenses or renders services after an Event of Default specified in the Indenture occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

                 SECTION 9.15. Continuing Security Interest: Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all Obligations are indefeasibly paid in full or the Company Grantor complies with the provisions of Sections 9.01 and 9.02 of the Indenture, (b) be binding upon each of the Grantors and each of their successors and assigns and (c) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, and each Noteholder, and each of their respective successors, transferees and assigns; no other Person (including, without limitation, any other creditor of any of the Grantors) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of clause (c), the Trustee may assign or otherwise transfer any Indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Person herein or otherwise. Neither this Agreement nor any interest herein or in the Collateral, or any part thereof, except as otherwise permitted by any of the Collateral Documents, may be assigned by any of the Grantors; provided, however, that this Agreement may be assigned by the Company Grantor to any Person that shall become the obligor under the Indenture in compliance with the Indenture if such person executes and delivers an amendment hereto whereby it expressly assumes all obligations of the Company Grantor hereunder as if it were an original party hereto. This Agreement shall be deemed to be automatically assigned by the Trustee to any

Person who succeeds to the Trustee in accordance with the Indenture and such assignee shall have all rights and powers of, and act as, the Trustee hereunder.

                 SECTION 9.16. Security Interest Absolute. All rights of the Trustee, the Security Interest intended to be created hereunder and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Obligations, the Notes, the Indenture or any other agreement or instrument relating thereto;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations, the Notes, the Indenture or any other agreement or instrument relating thereto;

                 (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations; or

                 (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any of the Grantors (other than the indefeasible payment in full of the Obligations).

                 SECTION 9.17. Further Assurances. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Trustee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Trustee its rights and remedies hereunder.

                 SECTION 9.18. Rules of Construction. The rules of construction specified in Section 1.04 of the Indenture shall be applicable to this Agreement.


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and become effective by their respective duly authorized officers.


Attest:                                      Anacomp, Inc., as Company Grantor

By:                                          By:
   -----------------------------------           ------------------------------
                                                 Name:
                                                 Title:


Attest:                                      Stromberg DatagraphiX
                                             International Corp., as a
                                             Subsidiary Grantor


By:                                          By:
    ----------------------------------           ------------------------------
                                                 Name:
                                                 Title:


Attest:                                      Florida AAC Corporation, as a
                                               Subsidiary Grantor

By:                                          By:
   ----------------------------------           -------------------------------
                                                Name:
                                                Title:


Attest:                                     Klavar Microfilm, Inc., as a
                                               Subsidiary Grantor


By:                                          By:
    ----------------------------------           ------------------------------
                                                 Name:
                                                 Title:

Attest:                                      Anacomp California, as a
                                               Subsidiary Grantor


By:                                          By:
    ----------------------------------           -----------------------------
                                                 Name:
                                                 Title:


Attest:                                      Xidex Development Company, as a
                                               Subsidiary Grantor


By:                                          By:
    ----------------------------------           -----------------------------
                                                 Name:
                                                 Title:


Attest:                                      Sun-Flex Industries of Puerto
                                             Rico, Inc., as a Subsidiary
                                             Grantor

By:                                          By:
    ----------------------------------           -----------------------------
                                                 Name:
                                                 Title:


Attest:                                      The Bank of New York, as Trustee



By:                                          By:
    ----------------------------------           -----------------------------
                                                 Name:
                                                 Title:

                                                                Exhibit A to the
                                                   Security and Pledge Agreement



                            PERFECTION CERTIFICATE


                 Reference is made to the Security and Pledge Agreement dated
as of             , 1995 (as the same may be amended, supplemented or modified from time to time, the "Security and Pledge Agreement"), among Anacomp, Inc. (the "Company Grantor"), the U.S. Restricted Subsidiaries referred to therein, such other U.S. Restricted Subsidiaries as may from time to time become parties thereto pursuant to Section 4.08 thereof (each a "Subsidiary Grantor" and, together with the Company Grantor, the "Grantors") and The Bank of New York, as Trustee.

                 Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security and Pledge Agreement.

                 The undersigned, an Officer and the chief legal officer of the Company Grantor, hereby certify to the Trustee as follows:

                 1. Names. (a) The exact corporate name of each Grantor under the Collateral Documents, as such name appears in its respective certificate of incorporation, is set forth on Schedule 1.

                 (b) Set forth on Schedule 1 is each other corporate name each Grantor has had since its organization, together with the date of the relevant change.

                 (c) Except as set forth on Schedule 1, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, included in Schedule 1 is the information required by items 1 and 2 of this Perfection Certificate as to each acquiree or constituent party to such merger, consolidation or acquisition.

                 (d) Set forth on Schedule 1 is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years.

                 (e) Set forth on Schedule 1 is the Federal Taxpayer Identification Number of each Grantor.

                 2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor            Mailing Address                      County          State



                 (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any evidence or records relating to any Collateral (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor            Mailing Address                      County          State



                 (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b):


Grantor            Mailing Address                      County          State


                 (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:


Grantor            Mailing Address                      County          State


                 (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than the Grantors that have possession of any of the Collateral:


                    Name of
 Grantor            Person          Mailing Address      County        State

                 3. File Search Reports. Attached as Schedule 3A are true copies of file search reports dated no more than 30 days prior to the date of this Perfection Certificate from the Uniform Commercial Code filing offices where filings are to be made as required by the Security and Pledge Agreement. Attached hereto as Schedule 3B is a true copy of each financing statement or other filing identified in such file search reports.


        IN WITNESS WHEREOF, we have hereunto set our hands this      day of
     , 1995.


                                                 Anacomp, Inc.


                                                 By:
                                                     -------------------------
                                                     Name:
                                                     Title:



                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:  General Counsel

                                                                   Schedule 1 to
                                                          Perfection Certificate
Item 1(a):





Item 1(b):





Item 1(d):





Item 1(e):

Name                                           Federal Taxpayer Identification

                                                                  Schedule 3A to
                                                          Perfection Certificate
                            UCC File Search Reports

                                                                  Schedule 3B to
                                                          Perfection Certificate



                              Financing Statements
                     Identified in UCC File Search Reports

                                                                Exhibit B to the
                                                   Security and Pledge Agreement



                                  SUPPLEMENT NO.     dated as of        ,
                                  , to the Security and Pledge Agreement dated as of , 1995 (as the same may be amended, supplemented or modified from time to time, the "Security and Pledge Agreement"), among Anacomp, Inc. (the "Company Grantor"), the U.S. Restricted Subsidiaries referred to therein, such other U.S. Restricted Subsidiaries as may from time to time become parties thereto pursuant to Section 4.08 thereof and The Bank of New York, as Trustee.


                 A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security and Pledge Agreement.

                 B. Pursuant to Section 4.08 of the Security and Pledge Agreement, each U.S. Restricted Subsidiary that was not in existence or not such a U.S. Restricted Subsidiary on the date of the Security and Pledge Agreement is required to become a party to the Security and Pledge Agreement as a Subsidiary Grantor upon becoming a U.S. Restricted Subsidiary. Section 4.08 of the Security and Pledge Agreement provides that any such additional U.S. Restricted Subsidiaries shall become Subsidiary Grantors under the Security and Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned U.S. Restricted Subsidiary (the "New U.S. Restricted Subsidiary") is executing this Supplement in accordance with the requirements of the Security and Pledge Agreement to become a Grantor under the Security and Pledge Agreement.

                 Accordingly, the Trustee and the New U.S. Restricted Subsidiary agree as follows:

                 SECTION 1. In accordance with Section 4.08 of the Security and Pledge Agreement, the New U.S. Restricted Subsidiary by its signature below becomes a Subsidiary Grantor under the Security and Pledge Agreement with the same force and effect as if originally named therein as a Subsidiary Grantor, and the New U.S. Restricted Subsidiary hereby (a) agrees to all the terms and provisions of the Security and Pledge Agreement applicable to it as a Grantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof and (c) attaches cumulatively updated Schedules in the form of Schedules I through VII to the Security and Pledge Agreement. Each reference to a "Grantor" in the Security and Pledge Agreement shall be deemed to include the New U.S. Restricted Subsidiary. The Security and Pledge Agreement is hereby incorporated herein by reference.

                 SECTION 2. The New U.S. Restricted Subsidiary represents and warrants to the Trustee that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or equitable principles relating to or limiting creditors' rights generally.

                 SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New U.S. Restricted Subsidiary and the Trustee.

                 SECTION 4. Except as expressly supplemented hereby, the Security and Pledge Agreement shall remain in full force and effect.

                 SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT HEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY HEREOF UNDER THE LAW OF THE STATE OF NEW YORK.

                 SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security and Pledge Agreement. All communications and notices hereunder to the New U.S. Restricted Subsidiary shall be given to it at the address set forth under its signature below.


                 IN WITNESS WHEREOF, the New U.S. Restricted Subsidiary and the Trustee have duly executed this Supplement to the Security and Pledge Agreement as of the day and year first above written.


                                           [NAME OF NEW U.S. RESTRICTED
                                           SUBSIDIARY],

                                             by
                                               ---------------------------
                                               Name:
                                               Title:
                                               Address:
                                                        ---------------
                                                        ---------------
                                                        ---------------

                                           The Bank of New York, as
                                                Trustee,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                                                Exhibit C to the
                                                   Security and Pledge Agreement



                                   SUPPLEMENT NO.      dated as of       ,
                             , to the Security and Pledge Agreement dated as of, 1995 (as the same may be amended, supplemented or modified from time to time, the "Security and Pledge Agreement"), among Anacomp, Inc. (the "Company Grantor"), the U.S. Restricted Subsidiaries referred to therein, such other U.S. Restricted Subsidiaries as may from time to time become parties thereto pursuant to Section 4.08 thereof and The Bank of New York, as Trustee.


                 A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security and Pledge Agreement.

                 B. Pursuant to Section 5.01(a) of the Security and Pledge Agreement, each Grantor thereunder is required to deliver thereunder any securities not in existence or becoming Pledged Securities subsequent to the date the Security and Pledge Agreement was initially executed promptly upon such securities so existing or becoming Pledged Securities. Section 5.01(a) of the Security and Pledge Agreement provides that each Grantor (as applicable, the "Acquiring Grantor") that acquires any such Pledged Securities shall execute and deliver an instrument in the form of this Supplement and complete and fully update Schedule IV to the Security and Pledge Agreement showing cumulatively all Pledged Securities.

                 Accordingly, the Trustee and the Acquiring Grantor agree as follows:

                 SECTION 1. In accordance with Section 5.01(a) of the Security and Pledge Agreement, the Acquiring Grantor by its signature below pledges the securities listed in Schedule I to this Supplement to the Trustee with the same force and effect as if originally pledged to the Trustee under the Security and Pledge Agreement, and the Acquiring Grantor hereby (a) agrees that all the terms and provisions of the Security and Pledge Agreement applicable to Pledged Securities shall be fully applicable to such securities, (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof and (c) attaches a fully updated Schedule IV to the Security and Pledge Agreement showing cumulatively all Pledged Securities. The

Security and Pledge Agreement is hereby incorporated herein by reference.

                 SECTION 2. The Acquiring Grantor represents and warrants to the Trustee that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or equitable principles relating to or limiting creditors' rights generally.

                 SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Acquiring Grantor and the Trustee.

                 SECTION 4. Except as expressly supplemented hereby, the Security and Pledge Agreement shall remain in full force and effect.

                 SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT HEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY HEREOF UNDER THE LAW OF THE STATE OF NEW YORK.

                 SECTION 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


                 IN WITNESS WHEREOF, the Acquiring Grantor and the Trustee have duly executed this Supplement to the Security and Pledge Agreement as of the day and year first above written.


                                              [NAME OF ACQUIRING GRANTOR],

                                                by
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                              The Bank of New York, as Trustee,

                                                by
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                                  Schedule I to Supplement No.
                                              to Security and Pledge Agreement



                             NEW PLEDGED SECURITIES

Pledged Shares
--------------

                                                                           Percentage
                        Class         Stock                   Number       Ownership        Percentage
                         of        Certificate       Par        of         (Direct or       Pledge to
  Owner      Issuer     Stock         No(s).        Value     shares       Indirect)         Trustee
  -----      ------     -----      -----------      -----     ------       ---------        ---------





Pledged Notes
-------------

                                            Original Principal                                              Final
Holder              Obligor                   Amount of Note                 Date of Note                Maturity Date
------              -------                   --------------                 ------------                -------------

                                                                   Schedule I to
                                                   Security and Pledge Agreement



                                 GRANTOR NAMES


COMPANY GRANTOR:

                 Anacomp, Inc.

SUBSIDIARY GRANTORS:

                 Stromberg DatagraphiX International Corp.

                 Florida AAC Corporation

                 Kalvar Microfilm, Inc.

                 Anacomp California

                 Xidex Development Company

                 Sun-Flex Industries of Puerto Rico, Inc.

                                                                  Schedule II to
                                                   Security and Pledge Agreement


                                   CONTRACTS

1. Amended and Restated Supply Agreement dated as of September 25, 1993, between the Company Grantor and Hanny Magnetics Limited.

2. Supply and License Agreement dated as of November 15, 1993, between the Company and Roger Software Distribution S.A.

3. All current and future Equipment Lease Agreements entered into by any Grantor whereby such Grantor leases equipment to a third party pursuant to the terms of the Company Grantor's Form Equipment Lease Agreement.

4. All current and future Micrographics Maintenance Agreements entered into by any Grantor whereby such Grantor agrees to service and maintain a third party's micrographics equipment pursuant to the terms of the Company Grantor's Form Maintenance Agreement.

5. Employment Agreement between the Company and Louis P. Ferrero, effective October 1, 1992.

                                                                 Schedule III to
                                                   Security and Pledge Agreement

                            [UNITED STATES] PATENTS


      Patent No.           Issued                       Title                        Inventor(s)
      ----------           ------                       -----                        -----------

                                                                  Schedule IV to
                                                   Security and Pledge Agreement



                               PLEDGED SECURITIES

Pledged Shares
--------------

                                                                           Percentage
                        Class         Stock                   Number       Ownership        Percentage
                         of        Certificate       Par        of         (Direct or       Pledge to
  Owner      Issuer     Stock         No(s).        Value     shares       Indirect)         Trustee
  -----      ------     -----      -----------      -----     ------       ---------        ---------





Pledged Notes
-------------

                                                Original Principal                                               Final
  Holder              Obligor                     Amount of Note                 Date of Note                Maturity Date
  ------              -------                     --------------                 ------------                -------------

                                                                   Schedule V to
                                                   Security and Pledge Agreement


                           LOCATIONS OF REAL PROPERTY


                 [List by fee owned and leased categories alphabetically with state, county and city or township and address]

                                                                  Schedule VI to
                                                   Security and Pledge Agreement

                   UNITED STATES TRADEMARK REGISTRATIONS AND
                             TRADEMARK APPLICATIONS


Registrations:



                                                           Patents
                                                           -------
 Mark                                          Reg. No.             Issue Date
 ----                                          --------             ----------

                                                                 Schedule VII to
                                                   Security and Pledge Agreement

                                LOCKBOX ACCOUNTS



                                              Agreement Pursuant to Which
 Lockbox Account #                                  Lockbox Relates
 -----------------                            ---------------------------

                                                                Schedule VIII to
                                                   Security and Pledge Agreement


                      LOCATIONS OF CHIEF EXECUTIVE OFFICE,
                        PRINCIPAL PLACE OF BUSINESS AND
                 EVIDENCE AND RECORDS CONCERNING THE COLLATERAL



                                CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF
                                BUSINESS AND OTHER LOCATIONS WHERE EVIDENCE AND
                                RECORDS CONCERNING THE COLLATERAL
 GRANTOR                        ARE KEPT
 -------                        -----------------------------------------------
 Anacomp, Inc.                  One Buckhead Plaza
                                3060 Peachtree Road, N.W.
                                Suite 1700
                                Atlanta, GA 30305

                                11550 North Meridian Street
                                P.O. Box 40888
                                Indianapolis, IN 46240

                                [List other locations, including for other
                                Grantors]